UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2014

HOMEFED CORPORATION.
(Exact name of registrant as specified in its charter)

Delaware	001-10153	33-0304982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1903 Wright Place, Suite 220
Carlsbad, CA 92008
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 918-8200

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On March 31, 2014, the Company issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the initial closing of the acquisition of certain real estate subsidiaries, investments and cash from Leucadia National Corporation.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits.

Number           Description

99.1	Press Release Announcing Initial Closing of Acquisition, dated March 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HomeFed Corporation

Dated: March 31, 2014	By:	/s/ Erin N. Ruhe
Erin N. Ruhe
Vice President

EXHIBIT INDEX

Number           Description

99.1	Press Release Announcing Initial Closing of Acquisition, dated March 31, 2014.

4